TOUCHSTONE ETF TRUST
(the "Trust")

Supplement dated January 12, 2023 to the current Statement of Additional Information ("SAI"), as may be supplemented, for each series of the Trust

The information in this Supplement contains new and additional information beyond that in the SAI for the Trust and should be read in conjunction with the aforementioned. Capitalized terms not defined in this Supplement have the meaning ascribed to them in the SAI.

On November 17, 2022, the Board of Trustees of the Trust (the “Board”) appointed Ms. Sally Staley to serve as a Trustee of the Board of the Trust. Ms. Staley’s appointment to the Board of the Trust and to the Audit and Governance Committees of the Trust was effective January 1, 2023. Ms. Susan Hickenlooper retired as a Trustee of the Board of the Trust and as a member of the Trust's Audit and Governance Committees as of December 31, 2022. As a result, effective at the close of business on December 31, 2022, the following information regarding Ms. Hickenlooper and Ms. Staley is either added to or removed from the section of the SAI entitled "Trustees and Officers of the Trust" under the section or subsection as noted below and with footnotes as ascribed in the currently effective SAI:

Trustees and Officers of the Trust

All information related to Ms. Hickenlooper is deleted in its entirety from the Independent Trustees table under this section, and the following information is added in regard to Ms. Staley:

Independent Trustees:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex	Other Directorships Held During the Past 5 Years
Sally J. Staley c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017; formerly Chief Investment Officer and Corporate Officer for Case Western Reserve University from 2006 to 2017; formerly Advisor to Fairport Asset Management LLC/Luma Wealth Advisors from 2011 to 2019.	40	Trustee, College of Wooster since 2006 (Chair since 2021); Trustee, Great Lakes Theater Festival since 2005; and Member of Advisory Committee, Certified Investment Fund Director Institute from 2015 to 2020.

Additional Information About the Trustees

All information related to Susan J. Hickenlooper is deleted in its entirety from this subsection, and the following information is added in regard to Ms. Staley:

Ms. Staley has investment experience from positions at various entities, including as chief investment officer for Case Western Reserve University.

Standing Committees of the Board

All information related to Susan J. Hickenlooper is deleted in its entirety from this subsection, and the following information is added in regard to Mr. William H. Zimmer III:

Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. Mr. Zimmer is the Chair of the Governance Committee.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Mr. William H. Zimmer III, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

All information related to Susan J. Hickenlooper is deleted in its entirety from this subsection, and the following information is added in regard to Ms. Staley:

As of December 31, 2022, Ms. Staley did not have any beneficial ownership in any Fund within the Touchstone Fund Complex.

* * * * *

Please contact your financial adviser or Touchstone Investments at 833.368.7383 if you have any questions.

Three Canal Plaza, Suite 100, Portland, Maine 04101
Ph: 833.368.7383 · TouchstoneInvestments.com

Touchstone Funds are distributed by Foreside Fund Services, LLC*
*A registered broker-dealer and member FINRA and SIPC

Please retain this Supplement for future reference.

TSF-2657-ETFT-SAI-S1-2301